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                                                                   Exhibit 10.54


                 Amendment to Plug Power-GE Services Agreement

                                  CONFIDENTIAL

    Amendment to the Services Agreement between General Electric Company and
                      Plug Power Inc. dated March 17, 2000

                                 March 31, 2001

     This Amendment to the SERVICES Agreement (the "Amendment") dated March 17, 2000 is made and entered into as of this 31st day of March 31, 2001, by GENERAL ELECTRIC COMPANY, a New York corporation having offices at 1 River Road, Schenectady, New York 12345 (hereinafter referred to as "GE") and Plug Power, Inc., a Delaware corporation located at 968 Albany-Shaker Road, Latham, N.Y. 12110 (hereinafter referred to as "Plug Power"). GE and Plug Power are individually referred to herein as a "Party" and collectively as the "Parties".

     WHEREAS, GE and Plug Power entered into a Services Agreement dated March 17, 2000(the "Agreement"), as amended, in order to set forth, among other things, and Plug Power's obligations with respect to the distributor of Products, Pre-Commercial Units, and Services, which are defined in the Agreement;

     WHEREAS, GE and Plug Power now desire to extend the term of the Agreement;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the mutual benefits to be derived herefrom, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1. Agreement Revisions

     Section 6(a) is deleted in its entirety and replaced with the following:

          (a) This agreement shall be effective as of the day and year first written above and shall continue in full force and effect until Plug Power satisfies its obligations under and in accordance with the August 27, 1999 Agreement between Plug Power and GE to purchase a minimum of $12,000,000 of technical services.

     In the event of a conflict between the terms of this Amendment and any other ancillary documents related thereto, the terms of this Amendment shall apply.

     This Amendment may be executed in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     This Amendment shall be construed without regard to any presumption or rule requiring construction

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                    Proprietary and confidential information
                                    03/28/02

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                 Amendment to Plug Power-GE Services Agreement


     or interpretation against the Party drafting or causing any instrument to be drafted.

     The headings contained in this Amendment are for convenience of reference only, do not constitute a party of this Amendment, and will not be used in interpreting this Amendment.

     Except as expressly set forth herein, this Amendment in no way alters or affects any other terms of the Agreement, which otherwise remains in full force and effect.

     IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

                                            GENERAL ELECTRIC COMPANY


                                            By: ________________________________
                                            Name:
                                            Title:


                                            PLUG POWER INC.


                                            By: ________________________________
                                            Name:
                                            Title: Chief Operating Officer


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                    Proprietary and confidential information
                                    03/28/02